Assets and Liabilities Held for Sale	12 Months Ended
Dec. 31, 2022
Discontinued Operations and Disposal Groups [Abstract]
Assets and Liabilities Held for Sale
4. Assets and Liabilities Held for Sale
On February 26, 2023, we entered into an agreement to sell Innovations Group, one of our subsidiaries within our Services segment. The transaction is expected to close in the second quarter of 2023. In connection with entering into this agreement, we concluded that the disposal group met the held for sale criteria and classified the assets and liabilities as held for sale as of December 31, 2022.
In connection with the held for sale classification, we recorded a total loss of $1.8 million on the remeasurement of the disposal group to its fair value, less cost to sell, which was recorded in goodwill and intangible asset impairment in the consolidated statement of operations.
Total assets and liabilities of the disposal group held for sale on the December 31, 2022 consolidated balance sheet consisted of the following:

(In thousands)	December 31, 2022
Accounts receivable, net	$78
Inventories	2,058
Prepaid expenses and other current assets	612
Property, plant and equipment, net	4,602
Operating lease right-of-use assets	1,298
Intangible assets, net	23,063
Goodwill	35,353
Less: Impairment	(1,791)

Total assets held for sale	$65,273

Accounts payable	$1,104
Accrued expenses	1,544
Deferred revenue	242
Lease liabilities, current	429
Deferred tax liabilities	6,918
Lease liabilities, noncurrent	869

Total liabilities held for sale	$11,106